                                                    Senior Loan

                        PROMISSORY NOTE

$50,000,000                           dated as of October 1, 1995

      FOR VALUE RECEIVED, the undersigned Four SAC Self-Storage Corporation, a Nevada corporation (the "Maker" or the
                                                -----
"undersigned"),  promises  to pay  to  the  order  of  Nationwide
 -----------
Commercial  Co.  ("Payee"),  an  Arizona  corporation,   at   the
                   -----
principal office of the Payee at 2721 N. Central Avenue, Phoenix, Arizona 85004 or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of up to FIFTY MILLION DOLLARS ($50,000,000) and Interest (as hereinafter defined) on the outstanding principal balance hereof from time to time all as hereinafter set forth in a manner and at the times provided herein.

     1.    Definitions.  As used in this Note, each  of  the
           -----------
following terms shall have the following meanings, respectively:

           "Adjusted  Operating Expenses": shall  mean  Operating
            ----------------------------
     Expenses as reasonably adjusted by Holder (i) to account, as appropriate in Holder's sole reasonable discretion, for all actual or required Operating Expenses as opposed to escrowed or estimated payments and (ii) such other adjustments to Operating Expenses, in Holders sole reasonable discretion to adjust for seasonal, extraordinary or non-customary expenses and costs and other abnormalities.

           "Affiliate":  of any specified Person shall mean (i)
            ---------
     any other Person controlling or controlled by or under common control with such specified Person and (ii) any limited partner of such person if such person is a limited partnership, or any shareholder of such person if such person is a corporation. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           "Assignment and Pledge Agreement":  shall mean  that
            -------------------------------
     certain Assignment and Pledge Agreement (Lockbox) of even date herewith between the Maker, the Payee, the Project
     Manager and  the Servicer.

           "Assignment of Management Agreement":  shall have the
            ----------------------------------
     meaning given it in Section 14 hereof.
                         ----------

           "Capital  Expenditure  Account":   shall  mean  the
            -----------------------------
     reserve account for capital expenditures required to be established and maintained pursuant to Section 1.19 of the
                                            ------------
     Mortgage and Section 4 of the Collection Account Agreement.
                  ---------

           "Capital  Expenditure Reserve Deposit":  shall  mean
            ------------------------------------
     for any calendar quarter the deposit actually made by (or on behalf of) the Payee into the Capital Expenditure Account which deposit shall not exceed three percent (3.0%) of Gross Receipts for such quarter.

           "Cash Pledge Agreement": shall mean that certain  Cash
            ---------------------
     Pledge Agreement of even date herewith between the Maker and the Payee.

           "Collection  Account Agreement":   shall  mean  that
            -----------------------------
     certain Collection Account Agreement of even date herewith among the Maker, the Payee, the Servicer, the Junior Lender and the Project Manager.

           "Debt  Papers":   shall  mean  the  documents   and
            ------------
     instruments included within the definition of the term "Debt
     Papers" as provided in Section 14 below.
                            ----------

           "Default Rate":  shall have the meaning given it  in
            ------------
     Section 2(a) below.
     ------------

           "Environmental Indemnity Agreement":  shall have the
            ---------------------------------
     meaning given it in Section 14 below.
                         ----------

           "GAAP":  shall  mean  generally accepted  accounting
            ----
     principles as used and understood in the United States of America from time to time.

           "Gross  Income":  shall equal Gross Receipts  for  the
            -------------
     applicable twelve (12) month period less (i) sale tax and other similar taxes, (ii) condemnation awards, (iii) casualty or other insurance proceeds, (iv) proceeds of any borrowing, (v) proceeds of any or sale of any Mortgaged Properties, (vi) proceeds of any sale of assets outside the ordinary course of business of Holder, (vii) revenues relating to equipment or vehicle rentals and (viii) any revenue generated other than in connection with the use of the Mortgaged Properties.

           "Gross  Receipts":  shall mean, for any  period  all
            ---------------
     gross receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker during such period arising from the ownership, rental, use, occupancy or operation of the Project or any portion thereof. Gross Receipts shall include, without limitation, all receipts from all tenants, licensees and other occupants and users of the Project or any portion thereof, including, without limitation, rents, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance or eminent domain awards to the extent not (i) applied, or reserved and applied within nine (9) months after the creation of such reserve, to the restoration of the Project or any portion thereof in accordance with the Mortgage or (ii) paid to Holder to reduce the principal amount of the Loan. Gross Receipts shall include the net commission payable from the rental of equipment (whether or not such equipment is owned by the Owner of the Mortgaged Property) at any Mortgaged Property; provided however that such net commissions payable shall not be included in Gross

     Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of net commission. Gross Receipts shall not include any capital contributed to Maker, whether in the form of a loan or equity, or any proceeds from any loan made to Maker. For the purpose of calculating the Permitted Management Fee and the Capital Expenditure Reserve Deposit, Gross Receipts shall also exclude sales taxes collected by the Maker in connection with the operation of the Project or any portion thereof and held in trust for payment to the taxing authorities. Further, in calculating the Management Fee, Gross Receipts shall be further modified as provided for in the Property Management Agreement. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

           "Highest Lawful Rate": shall mean the maximum rate of
            -------------------
     interest which the Holder is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

           "Holder":   shall mean at any particular  time,  the
            ------
     Payee and its successors and assigns in its capacity as the holder of this Note.

           "Interest":  shall  have the  meaning  given  it  in
            --------
     Section 2 below.
     ---------

           "Junior Lender": shall mean Nationwide Commercial Co.
            -------------
     and its successors and assigns in its capacity as the maker of the Junior Loan.

           "Junior  Loan":   shall mean that certain  unsecured
            ------------
     loan  in  the  amount of $10,000,000.00 made by  the  Junior
     Lender to the Maker evidenced by a promissory note of even date herewith.

           "Loan":  shall mean the mortgage loan in the  amount
            ----
     of $50,000,000 made by Payee to Maker and evidenced by the Note, or up to such amount as may have been advanced by Payee to Maker from time to time.

           "Loan  Year":  shall mean a year commencing  on  the
            ----------
     date of this Note, or an anniversary thereof, and ending 365 days (or 366 days in a leap year) thereafter.

           "Management Fee":  shall mean the fee  paid  to  the
            --------------
     Project Manager pursuant to the Property Management Agreement which fee shall in no event exceed six percent (6.0%) of Gross Receipts as determined in the Property Management Agreement. Management Fee is sometimes therein defined as the "Permitted Management Fee".

           "Material  Adverse Effect":  shall mean  the  likely
            ------------------------
     inability or reasonably anticipated inability of Maker to pay the Loan and perform its other obligations in compliance with the terms of the Debt Papers.

           "Maturity Date":  shall mean the first to  occur  of
            -------------
     the Stated Maturity Date and the earlier date (if any) on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by the Holder hereof.

           "Mortgage":   shall mean collectively the  Deeds  of
            --------
     Trust (and Mortgages, and Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement securing this Note, as the same may be amended, modified or restated from time to time and together with all replacements and substitutions therefor. The Mortgage is more fully identified in Section 14 below.
                              ----------

           "Mortgaged Property":  shall have the meaning  given
            ------------------
     it in Section 4(c) below.
           ------------

           "Net  Cash  Flow": shall mean, for any  period,  the
            ---------------
     amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period and Operating Expenses for and with respect to such period, but Net Cash Flow for any period shall not be less than zero.

           "Net  Operating Income": shall mean the "Gross Income"
            ---------------------
     generated by the Project less Adjusted Operating Expenses, adjusted down by Holder in its reasonable discretion to reflect a ninety-five (95%) percent occupancy on a per Mortgaged Property basis for of the Project.

           "Note": shall mean this Promissory Note as it may be
            ----
     amended, modified, extended or restated from time to time in writing and in accordance with the terms hereof, together with all substitutions and replacements therefor.

           "Operating  Expenses":  shall mean, for any  period,
            -------------------
     all cash expenditures of Maker actually paid (and properly payable) during such period for (i) payments into escrow pursuant to the Debt Papers for real and personal property taxes; (ii) real and personal property taxes on the Project (except to the extent paid from escrowed funds); (iii) premiums for liability, property and other insurance on the Project; (iv) the Capital Expenditure Reserve Deposit; (v) the Management Fee; (vi) sales and rental taxes relating to the Project (except to the extent paid from the Tax and Insurance Escrow Account); and (vii) normal, reasonable and customary operating expenses of the Project. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker, payments to Affiliates not permitted under Section 7(c) below, any payments made on
                         ------------
     the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Holder, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Project in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

           "Permitted Exceptions":  shall have the meaning give
            --------------------
     it in the Mortgage.

           "Person":   shall  mean  any  corporation,  natural
            ------
     person, firm, joint venture, general partnership, limited partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

           "Present Value":  shall have the meaning given  such
            -------------
     term in Section 4(b) below.
             ------------

           "Project":    shall  mean  the  Real  Estate,   the
            -------
     Improvements, the Goods, the Rents, the Leases and the other items of Collateral (as such terms are defined in the Mortgage), taken together collectively.

           "Project Manager":  shall have the meaning given  it
            ---------------
     in Section 6(j) below.
        ------------

           "Property  Management Agreement":   shall  have  the
            ------------------------------
     meaning given such term in Section 6(j) below.
                                ------------

           "Requirements of Law":  shall mean, as to any Person,
            -------------------
     requirements as set out in the provisions of such Person's Certificate of Incorporation and Bylaws (in the case of a corporation), partnership agreement and certificate or statement of partnership (in the case of a partnership) or other organizational or governing documents, or as set out in any law, treaty, rule or regulation, or final and binding determination of an arbitrator, or determination of a court or other federal, state or local governmental agency, authority or subdivision applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, or in any private covenant, condition or restriction applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

           "Sale":   shall  mean any direct or  indirect  sale,
            ----
     assignment, transfer, conveyance, lease (except for leases of terms not exceeding 1 year to tenants in the ordinary course of business complying with standards and in a form approved by Payee) or disposition of any kind whatsoever of the Project, or of any portion thereof or interest (whether legal, beneficial or otherwise) or estate in any thereof, or 25% or more (in the aggregate of all such sales, transfers, assignments, etc., made at any time or from time to time, taken together) of all the equity interests in Maker.

           "Security   Agreement  and  Assignment  (Management
            --------------------------------------------------
     Agreement)":  shall mean that certain Security Agreement and
     ----------
     Assignment (Management Agreement) of even date herewith between the Maker and the Payee.

           "Security Documents":  shall mean the documents  and
            ------------------
     instruments  included  within the  definition  of  the  term
     "Security Documents" as provided in Section 14 below.
      ------------------                 ----------

           "Servicer":  shall mean the Person employed  by  the
            --------
     Payee  to  manage and control the accounts  subject  to  the

     Assignment  and Pledge Agreement and the Collection  Account
     Agreement.

           "Stated Maturity Date":  shall mean October 1, 2005.
            --------------------

           "Tax and Insurance Escrow Account":  shall have  the
            --------------------------------
     meaning given it in the Collection Account Agreement.

           "Yield Maintenance Premium":  shall have the meaning
            -------------------------
     given such term in Section 4(b) below.
                        ------------

Any term that is capitalized but not specifically defined in this Note, which is capitalized and defined in the Mortgage, shall have the same meaning for purposes hereof as the meaning assigned to it in the Mortgage.

     2.   Interest.

          (a)    Interest ("Interest") shall accrue on the outstanding
                            --------
     principal balance of this Note commencing on the date hereof, at the rate of: eight and 375/1000ths percent (8.375%) per annum, payable monthly, in arrears, on the last day of each calendar month commencing on October 31, 1995 (or if such day is not a business day, on the next succeeding business day). To the extent permitted by law, "Interest" will accrue on any overdue amounts with respect to this Note commencing on the date hereof, at the rate of twelve percent (12%) per annum (the "Default Rate"). From and after the Maturity Date, Interest will be payable on demand. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

          (b)    The provisions of this Section 2(b) shall govern and
                                        ------------
     control over any inconsistent provision contained in this Note or in any other document evidencing or securing the indebtedness evidenced hereby. The Holder hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 2(b), the word "interest" shall be deemed to include
          ------------
     Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this
     Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
     (ii) exclude voluntary prepayments and the effects thereof, and
     (iii) spread the total amount of interest throughout the entire contemplated term of this Note.

     3.   Principal Payments.
          ------------------

          (a) The Maker will make to the Holder of this Note on the Stated Maturity Date a payment in an amount equal to the outstanding principal balance, without offset, defense, counterclaim or right of set-off or recoupment. The unpaid principal balance of this Note shall be finally due and payable on the Maturity Date.

     4.   Payments.
          --------

          (a)    Interest and Principal.  Maker promises to pay to the
                 ----------------------
     Holder hereof Interest (including any interest accrued at the Default Rate) as, in the respective amounts, and at the respective times provided in Section 2 hereinabove and principal
                                  ----------
     as, in the amounts, and at the times respectively provided in
     Section 3 hereinabove.  Maker also agrees that, on the Maturity
     ---------
     Date, Maker will pay to the Holder the entire principal balance of this Note then outstanding, together with all Interest accrued hereunder and not theretofore paid. Each payment of principal of, Interest on, or any other amounts of any kind with respect to, this Note shall be made by the Maker to the Holder hereof in immediately available funds in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public debts at its office in Phoenix, Arizona (or at any other place which the Holder may hereafter designate for such purpose in a notice duly given to the Maker hereunder) or if the Holder has given notice and wire instructions to the Maker not less than five days prior to the date of the payment, by wire transfer to an account denominated in U.S. Dollars maintained by the Holder in the United States of America, not later than noon, Eastern Standard time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Holder on the next following business day.

          (b)    No Prepayment.  The principal of this Note may not be
                 -------------
     voluntarily prepaid in whole or in part prior to October 1, 2002, except with the consent of Payee. The principal of this Note may be voluntarily paid in whole or part, upon not less than five (5) Business Days prior written notice, subject to Yield Maintenance Premium from October 1, 2002 to September 30, 2005. Maker shall have the right to, upon not less than five (5) Business Days prior written notice, prepay this Note in whole or part at any time thereafter without Yield Maintenance Premium or any other penalty. If under any circumstances whatsoever this Note is prepaid in whole or in part prior to July 1, 2003, whether following acceleration after the occurrence of an Event of Default, with the consent of Holder, by Holder's application of any condemnation or insurance proceeds to amounts due under the Note, by operation of law or otherwise, then Maker shall pay to the Holder the Yield Maintenance Premium (defined hereinbelow) in addition to paying all Interest which has accrued but is unpaid on the principal balance of this Note being prepaid (and all other amounts due under this Note). Any voluntary or involuntary prepayment, whether in whole or part, shall only be made on a regularly scheduled payment date and shall include interest for the entire month in which the payment is made.

           A Yield Maintenance Premium in an amount equal to the greater of (A) one percent (1.0%) of the principal amount being prepaid, and (B) the positive excess of (1) the present value ("PV") of all future installments of principal and interest due pursuant to Section 3(a) of this Note
                                     ------------
     absent any such prepayment including the principal amount due at the Stated Maturity Date (collectively, "All Future Payments"), discounted at an interest rate per annum equal to the sum of (a) the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such Yield Maintenance Premium is payable for instruments having a maturity coterminous with the remaining term of this Note, and (b) One Hundred Forty (140) basis points, over (2) the then outstanding principal balance hereof immediately before such prepayment [(PV of All Future Payments) - (principal balance at time of prepayment) = Yield Maintenance Premium]. "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519). If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to the maturity, calculated by averaging (and rounding upward to the nearest 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). In the event that any Yield Maintenance Premium is due hereunder, Holder shall deliver to Maker a statement setting forth the amount and determination of the Yield Maintenance Premium and, provided that Holder shall have in good faith applied the formula described above, Maker shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Holder on any day during the thirty (30) day period preceding the date of such prepayment. Holder shall not be obligated or required to have actually reinvested the prepaid principal balance at the Treasury Constant Maturity Yield Index or otherwise as a condition to receiving the Yield Maintenance Premium. No Yield Maintenance Premium or premium shall be due or payable in connection with any prepayment of the indebtedness evidenced by this Note made on or after any date after July 1, 2006. In addition to the aforesaid Yield Maintenance Premium if, upon any such prepayment (whether prior to or after any date that is after July 1, 2006, the aforesaid prior written notice has not been received by Holder, the Yield Maintenance Premium shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed on the outstanding principal balance of this Note, so prepaid and (ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the otherwise Stated Maturity Date of this Note.

          If those certain Deeds of Trust (or Mortgages, or Deeds to Secure Debt), Assignment of Leases and Rents, Security
     Agreement, Financing Statement and Fixture Filing of even date herewith securing this Note or any obligation secured thereby provides for any charge for pre-payment of any indebtedness secured thereby, Maker agrees to pay and charge if for any reason (except as otherwise expressly provided in this Note or Deeds of Trust, Mortgages, or Deeds to Secure
     Debt) any of said indebtedness shall be paid prior to the Stated Maturity Date thereof, even if and notwithstanding that an Event of Default shall have occurred and Holder, by reason thereof, shall have declared and indebtedness or all sums secured hereby immediately due and payable, and whether or not said payment is made prior to or at any sale held under or by virtue of this Note or the Deeds of Trust, Mortgages, or Deeds to Secure Debt.

          Without limiting the scope of the foregoing provisions, the provisions of this Paragraph 4(b) shall constitute,
                               --------------
     within the meaning of any applicable state statute, both a waiver of any right Maker may have to prepay the Note, in whole or in part, without premium or charge, upon acceleration of the maturity of the Note, foreclosure of the Deeds of Trust, Mortgages, or Deeds to Secure Debt, or otherwise, and an agreement by Maker to pay the prepayment charge described in this Note, whether such prepayment is voluntary or upon or following any acceleration of this Note, foreclosure of those Deeds of Trust, Mortgages, or Deeds to Secure Debt, including, without limitation, any acceleration following a transfer, conveyance or disposition of the trust estate except as expressly permitted hereunder, and for such purpose Maker has separately initialled this provision in the space provided below, and Maker hereby declares that Holder's agreement to make the Loan to Maker at the interest rate and for the term set forth in the Note constitutes adequate consideration, of individual weight, for this waiver and agreement by Maker.

                   Maker's Initials:  /S/MVS
                                    ---------

          (A) Releases.  The Loan is allocated among the various
              --------
     individual properties (individually, a "Mortgaged Property" and collectively the "Mortgaged Properties") that collectively constitute the Project in accordance with the schedule set forth on Exhibit A, attached hereto and incorporated herein by reference, for purposes of determining the aggregate principal payment required to be made by the Maker in order to obtain a release of a Mortgaged Property from the lien of the Mortgage. The original principal amount of the Loan allocated to a particular Mortgaged Property is referred to herein as the "Original Allocated Mortgage Note Amount" of such Mortgaged Property, and the amount thereof remaining outstanding on the relevant calculation date (after giving effect to prior prepayments or redemptions) is referred to herein as the "Allocated Mortgage Note Amount" of such Mortgaged Property.

     5.     Representations and Warranties of Maker.  Maker represents
            ---------------------------------------
and warrants to Payee, as of the date hereof, that:

     (a)    Due  Authorization.  Maker is a corporation  duly
            ------------------
     organized under the laws of the state of its organization, with the authority to own the Project and enter into the Debt Papers and consummate the transactions contemplated thereby;

     (b)    No  Violation.  Maker's execution,  delivery  and
            -------------
     performance of its obligations under the Debt Papers do not and will not violate the articles of incorporation of Maker and will not violate, conflict with or constitute a default under any agreement to which Maker is a party or by which the Project or any portion thereof is bound or encumbered, or violate any Requirements of Law to which Maker or the Project or any portion thereof is subject;

     (c)    Consents.  No consents, approvals, filings, or notices
            --------
     of, with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of its obligations under the Debt Papers that have not been duly obtained, made or given, as the case may be;

     (d)    Enforceability.  Each Debt Paper is a legal, valid and
            --------------
     binding obligation of the Maker enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally;

     (e)    Compliance with Laws.  Each Mortgaged Property is in
            --------------------
     compliance  in  all  material respects with  all  applicable
     Requirements of Law;

     (f)    Litigation.  No litigation, investigation or proceeding
            ----------
     or notice thereof before any arbitrator or governmental authority, agency or subdivision is pending or, to Maker's best knowledge, threatened, against Maker or the Project or any portion thereof;

     (g)    Utilities; Licenses.  All utilities  required  by
            -------------------
     Requirements of Law or by the normal and intended use of the Project are installed to the property line and connected by valid permits and the Maker possesses, or will possess as and when necessary, all patents, patent rights or licenses, trademarks, trade names, trade name right, service marks, copyrights, licenses, permits and consents (or rights thereto) which are required to conduct its business as it is now conducted or as it is presently proposed to be conducted, or which are required by any governmental entity or agency;

     (h)    Easements.  Maker has obtained and has encumbered in
            ---------
     favor of Holder pursuant to the Mortgage all easements, appurtenances and rights of way necessary for access to and the normal uses of the Project; and

     (i)    Place of Business.  Maker is located at 715 S. Country
            -----------------
     Club Drive, Mesa, Arizona 85210, and that address is its only place of business or its chief executive office.

     6.     Affirmative Covenants.  Maker hereby covenants and agrees
            ---------------------
that, so long as any indebtedness under the Note remains unpaid:

            (a)    Use of Proceeds.  Maker shall use the proceeds of the Loan
                   ---------------
     to repay certain indebtedness presently outstanding against the Project and held by Payee.

            (b)    Financial Statements.  Maker shall deliver or cause to be
                   --------------------
     delivered to Holder and the Servicer:

                          (i)   As soon as available and  in  any
          event within 90 days after the end of each calendar year, annual financial reports, prepared by a nationally recognized auditing firm, reasonably approved by Holder, on the Project showing all income and expenses certified to be accurate and complete by an officer of the managing general partner of Maker;

                          (ii)   As soon as available and in  any
          event within 45 days after the end of each of the first three calendar quarters of each year, (1) a detailed comparative earnings statement for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and (2) financial reports on the Project showing all income and expenses, certified to be accurate and complete by an officer of the managing general partner of Maker (or, if Maker is a corporation, of Maker); and

                          (iii)    Promptly,   such   additional
          financial and other information (including, without limitation, information regarding the Project) as Holder or the Servicer may from time to time reasonably request including, without limitation, if reasonably available monthly financial reports.

            (c) Inspection of Property; Books and Records; Discussions. Maker shall keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Holder and the Servicer, to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Holder or the Servicer, and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. In addition, on the last day of each calendar month on which an Interest payment is due, Maker shall furnish to Holder a certified statement of operations of the Project for the calendar month in which such Interest payment is due, showing in reasonable detail and in a format approved by Holder the Gross Receipts, Operating Expenses, and Net Cash Flow, as well as (if required by Holder) all data necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five (5) years after the end of the relevant calendar month. Holder shall have the right to inspect, copy and audit such books of account and records at Holder's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

            (d)    Notices.  Maker shall give prompt written notice to Holder
                   -------
     and  the Servicer of (a) any claims, proceedings or disputes
     (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Project or any portion thereof which, if adversely determined, could reasonably be expected to have a Material Adverse Effect (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $15,000 not fully covered by insurance shall be deemed to be material, exclusive of deductibles in an amount not to exceed
     $1,000), or (b) any proposal by any public authority to acquire the Project or any portion thereof.

            (e)    Expenses.  Maker shall pay legal fees of its own legal
                   --------
     counsel in connection with the preparation and negotiation of the Debt Papers and pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel, including local counsel) of Holder, incident to any amendments, waivers and renewals relating to the Debt Papers and the enforcement or protection of the rights of Holder under the Debt Papers whether by judicial proceedings or otherwise, including, without limitation, in connection with foreclosure, bankruptcy, insolvency, liquidation, reorganization, moratorium or other similar proceedings involving Maker or a "workout" of the Loan.
     The obligations of Maker under this Section 6(e) shall survive
                                         ------------
     repayment of the Loan.

            (f)    Debt Papers.  Maker shall comply with and observe all
                   -----------
     terms and conditions of the Debt Papers.

            (g)    INDEMNIFICATION.  MAKER SHALL INDEMNIFY AND HOLD HARMLESS
                   ---------------
     HOLDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS AND
     AGENTS (THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL DAMAGES,
                  -------------------
     COSTS, EXPENSES AND LIABILITIES (COLLECTIVELY AND SEVERALLY,
     "LOSSES") INCURRED BY OR ASSESSED AGAINST ANY OF THEM RESULTING
      ------
     FROM THE CLAIMS OF ANY PARTY RELATING TO OR ARISING OUT OF THE
     DEBT PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY, EXCEPT FOR
     LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF
     SUCH INDEMNIFIED PARTY, AND REIMBURSE EACH INDEMNIFIED PARTY FOR
     ANY  EXPENSES (INCLUDING THE FEES AND DISBURSEMENTS OF LEGAL
     COUNSEL) REASONABLY INCURRED IN CONNECTION WITH THE INVESTIGATION
     OF, PREPARATION FOR OR DEFENSE OF ANY ACTUAL OR THREATENED CLAIM, ACTION OR PROCEEDING ARISING THEREFROM (INCLUDING ANY SUCH COSTS

     OF RESPONDING TO DISCOVERY REQUEST OR SUBPOENAS), REGARDLESS OF WHETHER HOLDER OR SUCH OTHER INDEMNIFIED PERSON IS A PARTY THERETO. WITHOUT DEROGATING THE PROVISIONS OF SECTION 20 BELOW,
                                                    ----------------
     IT IS ACKNOWLEDGED AND AGREED BY MAKER THAT THE INDEMNIFICATION RIGHTS OF THE INDEMNIFIED PARTIES HEREUNDER ARE IN ADDITION TO AND CUMULATIVE WITH ALL OTHER RIGHTS OF THE INDEMNIFIED PARTIES. WITH REFERENCE TO THE PROVISIONS SET FORTH ABOVE IN THIS SECTION
                                                              -------
     6(g) FOR PAYMENT BY MAKER OF ATTORNEYS' FEES INCURRED BY THE
     ----
     INDEMNIFIED PARTIES IN ANY ACTION OR CLAIM BROUGHT BY A THIRD PARTY, MAKER SHALL, IF IT ADMITS LIABILITY HEREUNDER TO ANY INDEMNIFIED PARTY, DILIGENTLY DEFEND SUCH INDEMNIFIED PARTY AND DILIGENTLY CONDUCT THE DEFENSE. IF HOLDER OR ANY OTHER SUCH INDEMNIFIED PARTY DESIRES TO ENGAGE SEPARATE COUNSEL, IT MAY DO SO AT ITS OWN EXPENSE; PROVIDED, HOWEVER, THAT SUCH LIMITATION ON THE OBLIGATION OF MAKER TO PAY THE FEES OF SEPARATE COUNSEL FOR SUCH INDEMNIFIED PARTY SHALL NOT APPLY IF SUCH INDEMNIFIED PARTY HAS RETAINED SAID SEPARATE COUNSEL BECAUSE OF A REASONABLE BELIEF THAT MAKER IS NOT DILIGENTLY DEFENDING IT AND/OR NOT DILIGENTLY CONDUCTING THE DEFENSE AND SO NOTIFIES MAKER. THE OBLIGATIONS OF MAKER UNDER THIS SECTION 6(g) SHALL SURVIVE REPAYMENT IN FULL OF
                      ------------
     THE INDEBTEDNESS EVIDENCED HEREBY.  IT IS THE INTENT OF THIS
     SECTION 6(g) THAT THE MAKER SHALL INDEMNIFY AND HOLD HARMLESS THE
     ------------
     INDEMNIFIED PARTIES FROM LOSSES OCCASIONED BY THE ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, NEGLIGENCE, OF THE INDEMNIFIED PARTIES.

                   MAKER'S INITIALS /S/ MVS
                                   --------

            (h)    Co-operation.  Maker shall execute and deliver to Holder
                   ------------
     any and all instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Holder to effectuate the provisions and purposes of the Debt Papers.

            (i)    Requirements of Law.  Maker shall comply at all times with
                   -------------------
     all Requirements of Law.

            (j)    Management Agreement.  Maker shall cause each Mortgaged
                   --------------------
     Property  to be initially managed by a subsidiary of  U-Haul
     International,  Inc. and to be at all  times  managed  by  a nationally recognized self-storage property management company (individually the "Project Manager" and collectively the "Project
                        ---------------                        -------
     Managers") designated by the Holder, which Project Managers shall
     --------
     each  be  employed pursuant to an agreement (individually  a
     "Property Management Agreement" and collectively the "Property
      -----------------------------                        --------
     Management Agreements") approved by the Holder.  The Maker shall
     ---------------------
     use its best efforts to cause each Project Manager to manage and maintain its respective Mortgaged Property in accordance with the terms of the Property Management Agreements to which such Project Manager is a party. In no event shall the fees paid (or required to be paid) any Project Manager exceed six percent (6%) of Gross Receipts for any time period. The rights of the Maker under the Property Management Agreements (and under each successive one, if there  is more than one) shall be assigned to the Holder  as additional security for this Note pursuant to an assignment or assignments in form and substance satisfactory to the Holder, and such assignment shall be acknowledged by each Project Manager pursuant to a consent document acceptable to the Holder.  The
     Maker agrees, upon request of the Holder, to exercise its right to  terminate  any Project Manager upon the  occurrence  and continuance of (i) an Event of Default, (ii) a Sale of U-Haul International, Inc. or such Project Manager, (iii) a breach by such  Project Manager of its respective Property  Management
     Agreement,  or  (iv) the Net Cash Flow prior to  subtracting
     Interest shall fall twenty percent (20%) or more for one complete
     Loan Year.
            (k)    Maintenance of Lien.  The Maker will maintain and preserve
                   -------------------
the security interests created by the Debt Papers so long as this
Note is outstanding.  The Maker will, forthwith after the
execution and delivery of this Note and thereafter from time to time as is required under the Debt Papers, cause the Debt Papers and any financing statement, continuation statement or similar instrument relating to any thereof or to any property intended to be subject to the lien of the Debt Papers, registered and
recorded in such manner and in such places as may be required by law in order to publish notice of and to fully protect and
perfect the validity thereof or the lien thereof purported to be created upon the property subject thereto.  The Maker will pay or cause to be paid prior to delinquency all taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of the
Debt Papers and of any-instrument of further assurance, and all
Federal or State stamp taxes or other taxes (except income taxes, including franchise and other similar taxes measured or based on income, of parties other than the Maker), duties and charges arising out of or in connection with the execution and delivery of such instruments; provided, however, that the Maker shall not
                     -----------------
be required to pay or discharge or cause to be paid or discharged any lien or encumbrance affecting the Collateral to the extent such lien or encumbrance is being contested in good faith by appropriate proceedings and in compliance with the provisions of the Mortgage.

            (l)    Compliance with Debt Papers.  The Maker will faithfully
                   ---------------------------
     observe and perform, or cause to be observed and performed, all its covenants, agreements, conditions and requirements contained in the Debt Papers in accordance with the terms thereof and will maintain the validity and effectiveness of such instruments. The Maker will not take any action, or permit any action to be taken, which will release any party to such instruments from any of its obligations or liabilities thereunder, or will result in the termination, modification or amendments, or which will impair the validity, of any such instruments except as expressly provided for herein and therein. The Maker will give the Holder written notice of any default by any party of any of such instruments promptly after it becomes known to the Maker.


            (m)    Corporate Separateness.  The Maker hereby represents and
                   ----------------------
     warrants to, and covenants with, the Holder and the Servicer that, as of the date hereof and until such time as all of its obligations under the Debt Papers shall be satisfied in full the Maker shall be a single purpose entity, and the Maker:

                   (i)    is not engaged and shall  not
          engage in any business other than that necessary for the ownership, management or operation of the Mortgaged Properties;

                   (ii)   shall not enter into business
          transactions with any Affiliate of the Maker except pursuant to terms and conditions that are substantially similar to those that would be available on an arms-length basis with third parties other than an Affiliate of the Maker;

                   (iii)  does not and shall not  own
          any real property or personal property which is not secured by the Mortgage and/or the Security
          Documents;

                   (iv)   has  not  incurred,  is  not
          incurring, and will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the obligations of the Maker contemplated in the Debt Papers (including guaranteeing any obligation);

                   (v)    has not made, is not  making,
          and  shall not make any loans or advances  to  any
          third  party  (including  any  Affiliate  of   the
          Maker);

                   (vi)   has been, is, and  shall  be
          solvent and paying its liabilities from its assets as the same shall become due;

                   (vii)  has  done or caused  to  be
          done, is doing or causing to be done, will do or cause to be done, and except as otherwise permitted herein or upon the consent of the Holder, shall do or cause to be done all things necessary to preserve its existence, and shall not amend, modify or otherwise change in any material way its certificate of incorporation or by-laws;

                   (viii) has conducted and operated,
          is conducting or operating, and shall conduct and operate its business as presently conducted and operated;

                   (ix)   has    maintained,    is
          maintaining, and shall maintain books and records and bank accounts separate from those of its Affiliates;

                   (x)    has held, is holding, and  at
          all times shall hold itself out to the public as a legal entity separate and distinct from any other entity (including any Affiliate thereof);

                   (xi)   has maintained, is maintaining
          and shall maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operation;

                   (xii)  has  not  sought,  is  not
          seeking, and shall not seek or consent to the dissolution or winding up, in whole or in part, of the Maker;

                   (xiii)  has not commingled, is  not
          commingling, and shall not commingle the funds and other assets of the Maker with those of any Affiliate or any other person;

                   (xiv)  has been bound, is, and shall
          at all times be bound by a corporate charter and/or Certificate of Incorporation which requires a unanimous vote of the Board of Directors to file for voluntary bankruptcy protection under the Federal Bankruptcy Code or other similar laws.

                   (xv)  has caused, is causing, and at
          all times shall cause there to be at least one duly appointed member of the board of directors (an "Independent Director") of the Maker who may
                --------------------
          not have been at any time during the preceding five years (a) a stockholder of, or an officer or employee of, the Maker, or any of its subsidiaries or Affiliates, (b) a customer of or supplier to the Maker or any of its subsidiaries or Affiliates, (c) a person or other entity controlling any such stockholder, supplier or customer, or (d) a member of the immediate family of any such stockholder, officer, employee, supplier or customer of any other director of the Maker (as used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise); and

                   (xvi)  has  not  caused,  is  not
          causing, and shall not cause the board of directors of the Maker to take any action which, under the terms of any certificate of incorporation, by-laws or any voting trust agreement requires the unanimous affirmative vote of 100% of the members of the board of directors, unless at the time of such action there shall be at least one member who is an Independent Director and no such action has been or will be taken by the board of directors of the Maker unless such unanimous affirmation vote has been obtained.

      7.   Negative Covenants.  Maker hereby agrees that, as long
           ------------------
as any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

          (n)    Indebtedness.  Create, incur, guarantee or assume any
                 ------------
     Indebtedness except for: (i) the Loan; (ii) the Junior Loan;
     (iii) the obligations of Maker under the Property Management Agreement incurred in the ordinary course of business; and (iv) statutory liability for non-delinquent taxes.

          (o)    Consolidation and Merger.  Liquidate or dissolve or enter
                 ------------------------
     into any consolidation, merger, partnership, joint venture, syndicate or other combination (except for a merger or consolidation for the purpose of, and having the effect of, changing Maker's jurisdiction of organization).

          (p)    Transactions with Affiliates.  Purchase, acquire or lease
                 ----------------------------
     any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar agreement with, any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate, except (i) transactions relating to the sharing of overhead expenses, including, without limitation, managerial, payroll and accounting and legal expenses, for which charges assessed against Maker are not greater than would be incurred by Maker in similar transactions with non-Affiliates, or
     (ii) arms-length transactions between Maker and U-Haul International, Inc. and its related companies which are on a basis no less burdensome on the Maker than would be achieved in a fair and reasonable transaction with an unrelated third party.

          (q)    Sales.  Without obtaining the prior written consent of
                 -----
     Holder (which Holder may withhold or condition in its sole and absolute discretion), cause, permit or acquiesce in any Sale.

          (r)    Distributions.  Notwithstanding anything to the contrary
                 -------------
     contained in this Note or the Debt Papers, Maker shall not make any distributions to any of its partners or shareholders, except for distributions expressly permitted by the Assignment and Pledge Agreement.

          (s)    Business.  Engage, directly or indirectly, in any business
                 --------
     other than that arising out of the issuance of this Note, entering into the Debt Papers, taking the actions required to be performed under the Debt Papers and operating the Mortgaged
     Properties.

          (t)    No Bankruptcy Filing.  To the extent permitted by law,
                 --------------------
     without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

          (u)    No Joint Venture.  Engage in a joint venture or become a
                 ----------------
     partner with any other Person.

      8.    Event of Default; Remedies.  Any one of the following
            --------------------------
occurrences shall constitute an Event of Default under this Note:

          (a) The failure by the undersigned to make any payment of principal, Interest or Yield Maintenance Premium upon this Note as and when the same becomes due and payable in accordance with the provisions hereof (and the continuation of such failure for a period of ten (10) days after notice thereof to the Maker);

          (b)   The failure by the Maker to observe any covenant
     contained in Section 6(m);
                  ------------

          (c) The failure by the Maker to deposit in any account established and maintained pursuant to the Collection Account Agreement any amount required to be deposited in such account within 2 days of when required pursuant to the terms of the Collection Account Agreement;

          (d) Any representation, warranty or certification made by Maker under any Debt Paper or in any report, certificate or financial statement delivered to the Holder under or in connection with any Debt Paper is materially inaccurate or incomplete as of the date made and such breach continues for a period of 10 days after the earlier of written notice thereof to the Maker or the date on which Maker has knowledge thereof, which inaccuracy or incompleteness materially and adversely affects (i) the value of the Loan, or (ii) the value of any of the Mortgaged Properties;

          (e) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note, the Assignment of Management Agreement, or any of the other Debt Papers other than as described in any of the other clauses of this Section 8, and
                                                   ---------
     the continuation of such default for a period of 30 days after written notice thereof to the Maker;

          (f) The occurrence of any Default under the Mortgage, under the Assignment and Pledge Agreement, the Assignment of Management Agreement, or under any of the other Debt Papers;

          (g) (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of any order for relief or any such adjudication or appointment, or
     (B) remains undismissed or undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied or bonded to Holder's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i), (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent; or

          (h) The Maker shall be in default of any provision of the Junior Note, or any document executed in connection therewith.

          (i) One or more judgments or decrees in an aggregate amount exceeding $1,000,000.00 shall be entered against Maker (or any Affiliate thereof) and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied, or bonded to Holder's satisfaction pending appeal within 60 days from the first entry thereof.

Upon the occurrence of any Event of Default hereunder: the entire unpaid principal balance of, and any unpaid Interest then accrued on, this Note shall, at the option of the Holder hereof and without demand or notice of any kind to the undersigned or any other person, immediately become and be due and payable in full (except that such acceleration shall occur automatically upon the occurrence of any Event of Default described in the preceding clause (f) of this Section 8, without further action or decision by Holder); and the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in the Mortgage and any of the other Security Documents.

      9.   Offset.  In addition to (and not in limitation of) any
           ------
rights of offset that the Holder hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Holder hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Holder hereof.

      10.  Allocation of Balances or of Payments.  At any and all
           -------------------------------------
times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Holder hereof may be allocated by the Holder to principal, Interest or other charges or amounts as the Holder may determine in its sole, exclusive and unreviewable discretion (and without notice to or the consent of any person).

      11.  Captions.  Any headings or captions in this Note  are
           --------
inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

     12.   Waiver.
           ------

            (a) Maker, for itself and for its successors, transferees and assigns and all guarantors and endorsers, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note or
                                       ---------
     in the Security Documents) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Holder hereof without in any way affecting or diminishing their liability hereunder.

            (b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

            (c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or
     remedy.   Without limiting the generality of the  foregoing,
     the   failure  of  the  Holder  hereof  promptly  after  the
     occurrence of any Event of Default hereunder to exercise its
     right   to  declare  the  indebtedness  remaining  unmatured
     hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

      13.  Payment  of Costs.  The undersigned hereby  expressly
           -----------------
agrees that upon the occurrence of any Event of Default under this Note, the undersigned will pay to the Holder hereof, on demand, all costs of collection and enforcement of every kind, including (but not limited to) cost related to the protection of or realization on any of the security for this Note and all attorneys' fees, court costs, and other costs and expenses of every kind incurred by the Holder hereof whether or not any lawsuit is ever filed with respect thereto.

      14.  The Debt Papers.  This Note is secured by, inter alia,
           ---------------                            ----------
(i)  certain  Deeds of Trust (or Mortgages, or  Deeds  to  Secure
Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement, made and granted by Maker to or for the benefit of Payee, which creates a lien on real estate in the Project and which also creates a security interest in personal property located thereat or utilized in connection therewith;
(ii) the Security Agreement and Assignment (Management Agreement)(as amended, modified or replaced from time to time, the "Assignment of Management Agreement"); (iii) the Assignment
      ----------------------------------
and Pledge Agreement (Lockbox); (iv) the Environmental Indemnity Agreement (as amended from time to time, the "Environmental
                                                    -------------
Indemnity  Agreement"); (v) a certain General Security Agreement;
--------------------
(vi)  the  Cash Pledge Agreement; (vii) the Letter of Credit  and
(viii) the Collection Account Agreement entered into in connection herewith (such documents together with this Note and with each and every additional document or instrument which may at any time be delivered to the Holder hereof as security for this Note, as any of the same may at any time or from time to time be amended, modified or restated, and together with all substitutions and replacements therefor, are sometimes referred to collectively herein as the "Security Documents" and are
                                   -------------------
sometimes  referred to collectively herein as the "Debt Papers").
                                                   -----------
Reference should be made to the Mortgage and the other Security Documents for a statement of certain circumstances under which this Note may be accelerated and for a description of the property encumbered thereby and the nature and extent of the security thereof. This Note, the Mortgage, and the other Debt Papers (if any) are hereby incorporated by reference into this
Note in their entirety, as though the complete text of each of them were set out in full here in the body of this Note.

     15.  Notices.  All notices, demands and other communications
          -------
hereunder to either party shall be deemed to have been given on the first to occur of (i) actual receipt or (ii) the third business day after facsimile or the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

   If to the Maker:           Four SAC Self-Storage Corporation,
                              a Nevada corporation,
                              715 South Country Club Drive
                              Mesa, AZ 85210
                              Facsimile: (602)277-5017

   If to the Holder:          Nationwide Commercial Co.
                              c/o Amerco
                                     2721 North Central Avenue
                                     Phoenix, Arizona 85004
                                     Attention:  Donald Murney or
                                                 Treasurer
                              Facsimile:  (602)277-5017

   with a copy to:            Nationwide Commercial Co.
                              c/o Amerco
                                     2721 North Central Avenue
                                     Phoenix, Arizona 85004
                                     Attention: Gary V. Klinefelter or
                                                General Counsel
                              Facsimile:  (602)277-5017
or to either party at such other address in the 48 contiguous continental United States of America as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

    16.   Time of the Essence.  Time is hereby declared to be  of
          -------------------
the essence of this Note and of every part hereof.

    17.   Governing  Law.  This Note shall  be  governed  by  and
          --------------
construed in accordance with the internal laws of the State of Arizona.

    18.   Jurisdiction.  In any controversy, dispute or  question
          ------------
arising hereunder or under the other Debt Papers, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon the Holder's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

    19.   HOLDER  NOT  PARTNER OF MAKER.  UNDER NO  CIRCUMSTANCES
          -----------------------------
WHATSOEVER SHALL THE HOLDER OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR WITH ANY OTHER PERSON. MAKER SHALL NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE HOLDER HEREOF ARE PARTNERS OR CO-VENTURERS. ANY AND ALL ACTIONS BY THE HOLDER HEREOF IN EXERCISING ANY RIGHTS, REMEDIES OR PRIVILEGES HEREOF OR IN ENFORCING THIS NOTE OR THE OTHER DEBT PAPERS WILL BE EXERCISED BY THE HOLDER SOLELY IN FURTHERANCE OF ITS ROLE AS A SECURED LENDER.

    20.   Limitation of Personal Liability.  Neither Maker nor any
          --------------------------------
officer, director, employee or agent of Maker shall be liable personally to pay this Note or the indebtedness evidenced hereby, and the Holder shall not seek any personal or deficiency judgment on this Note, and the sole remedy of the Holder hereunder or under any of the other Debt Papers shall be under the Security Documents for enforcement thereof or shall otherwise be against the Collateral (defined for purposes hereof as defined in the Mortgage) and any other property at any time securing any or all of the Liabilities (defined for purposes hereof as defined in the Mortgage) together with the proceeds and products thereof;
provided, however, that the foregoing shall not in any way diminish or affect (i) the enforceability of this Note, the Security Documents and the Debt Papers, (ii) the lien of the Mortgage or any security interest, grant, pledge or assignment pursuant to any of the Security Documents, (iii) any rights the Holder may have (as a secured party or otherwise) to, against or with respect to the Collateral (as defined in the Mortgage) or any other property at any time securing any of the Liabilities including without limitation the funds pledged pursuant to the Cash Pledge Account and/or the Letter of Credit and the proceeds thereof, (iv) any rights of the Holder against the Maker or any other party with respect to any fraud, misappropriation of funds or knowing misrepresentation, (v) any rights of the Holder under or with respect to any guaranty at any time furnished to the Holder relating to or concerning any of the Liabilities, or (vi) any rights the Holder may have in equity or at law against the Maker or any officer, director, employee or agent of Maker as a result of a fraud, knowing misrepresentation, or misapplication of funds by the Maker or such officer, director, employee or agent of Maker.

    21.   JURY TRIAL.  THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT
          ----------
TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY DEBT PAPERS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY DEBT PAPERS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

    22.   Entire Agreement.  This Note and the other Debt  Papers
          ----------------
constitute the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note or the Debt Papers.

   IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.

          FOUR SAC SELF-STORAGE CORPORATION
               a Nevada corporation

          /S/ MARK V. SHOEN
          ------------------------
          Mark V. Shoen, President

                                                      Junior Loan

                        PROMISSORY NOTE

$10,000,000.00                        dated as of October 1, 1995


      FOR VALUE RECEIVED, the undersigned Four SAC Self-Storage Corporation, a Nevada corporation (the "Maker" or the
                                                -----
"undersigned"),  promises  to pay  to  the  order  of  Nationwide
 -----------
Commercial  Co.  ("Payee"),  an  Arizona  corporation,   at   the
                   -----
principal office of the Payee at 2721 North Central Avenue, Phoenix, Arizona 85004 or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of up to Ten Million Dollars ($10,000,000.00), or, if less, the aggregate unpaid principal amount of the Loan made by Payee to Maker, with Interest (as hereinafter defined) on the principal balance outstanding from time to time, all as hereinafter set forth.

     1.   Definitions.  As used in this Note, each  of  the
          -----------
following terms shall have the following meanings, respectively:

          "Accrual Rate":  shall mean the annual interest rate of
           ------------
     thirteen percent (13.0%).

          "Additional  Interest":  shall mean and  include  both
           --------------------
     Cash   Flow   Contingent  Interest  and   Capital   Proceeds
     Contingent Interest.

          "Adjusted  Operating Expenses":  shall mean  Operating
           ----------------------------
     Expenses as reasonably adjusted by Senior Holder (i) to account, as appropriate in Senior Holder's sole reasonable discretion for all actual or required Operating Expenses as opposed to escrowed or estimated payments and (ii) such other adjustments to Operating Expenses, in Senior Holder's sole reasonable discretion to adjust for seasonal, extraordinary or non-customary expenses and costs and other abnormalities.

          "Affiliate":  of any specified Person shall  mean  (i)
           ---------
     any other Person controlling or controlled by or under common control with such specified Person and (ii) any limited partner of such person if such person is a limited partnership, or any shareholder of such person if such person is a corporation. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Assignment  and Pledge Agreement":  shall  mean  that
           --------------------------------
     certain Assignment and Pledge Agreement (Lockbox) of even date herewith between the Maker, the Payee, the Project Manager and the Servicer.
          "Basic Interest":  shall have the meaning given it  in
           --------------
     Section 2(a) and 2(b) below.
     ------------     ----

          "Capital Expenditure Account":  shall mean the reserve
           ---------------------------
     account required to be established for capital expenditures in Section 1.19 of the Mortgage and by the Collection
     Account Agreement.

          "Capital Expenditure Reserve Deposit":  shall mean for
           -----------------------------------
     any calendar quarter the deposit actually made by (or on behalf of) the Maker into the Capital Expenditure Account [which deposit shall not exceed three percent (3.0%) of Gross Receipts for such quarter].

          "Capital Proceeds Contingent Interest":  shall have the
           ------------------------------------
     meaning given it in Section 2(h)(i) below.
                         ---------------

          "Cash  Flow  Contingent  Interest":   shall  have  the
           --------------------------------
     meaning given it in Section 2(e) below.
                         ------------

          "Catch-Up Payment":  shall have the meaning given it in
           ----------------
     Section 2(d).
     ------------


          "Collection  Account  Agreement":   shall  mean  that
           ------------------------------
     certain Collection Account Agreement of even date herewith among the Maker, the Payee, the Servicer, the Senior Lender and the Project Manager.

          "Debt   Papers":   shall  mean  the   documents   and
           -------------
     instruments included within the definition of the term "Debt
                                                             ----
     Papers" as provided in Section 14 below.
     ------                 ----------

          "Deferred Interest":  shall have the meaning given  it
           -----------------
     in Section 2(a).
        ------------
          "GAAP":  shall  mean  generally  accepted  accounting
           ----
     principles as used and understood in the United States of America from time to time.

          "Gross  Income":  shall equal Gross Receipts  for  the
           -------------
     applicable twelve (12) month period less (i) sale tax and other similar taxes, (ii) condemnation awards, (iii) casualty or other insurance proceeds, (iv) proceeds of any borrowing, (v) proceeds of any or sale of any Mortgaged Properties, (vi) proceeds of any sale of assets outside the ordinary course of business of Holder, (vii) revenues relating to equipment or vehicle rentals and (vii) any revenue generated other than in connection with the use of the Mortgaged Properties.

          "Gross Receipts":  shall mean, for any period all gross
           --------------
     receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker during such period arising from the ownership, rental, use, occupancy or operation of the Project or any portion thereof. Gross Receipts shall include, without limitation, all receipts from all tenants, licensees and other occupants and users of the Project or any portion thereof, including, without limitation, rents, security deposits and the like, interest earned and paid or credited on all Maker's deposit accounts related to the Project, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance or eminent domain awards to the extent not (i) applied, or reserved and applied within six (6)
     months after the creation of such reserve, to the restoration of the Project in accordance with the Mortgage,
     (ii)  paid to Holder to reduce the principal amount  of  the
     Loan or (iii) paid to reduce the principal amount of the Senior Loan. Gross Receipts shall include the net commission payable from U-Haul International, Inc. for the rental of its equipment (whether or not such equipment is owned by the Owner of the Mortgaged Property) at any
     Mortgaged Property; provided however that such net commissions payable shall not be included in Gross Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of net commission. Gross Receipts shall not include any capital contributed to Maker, whether in the form of a loan or equity, or any proceeds from any loan made to Maker. For the purpose of calculating the permitted Management Fee and the Capital Expenditure Reserve Deposit, Gross Receipts shall also exclude sales taxes collected by the Maker in connection with the operation of the Project and held in trust for payment to the taxing authorities. Further, in calculating the Management Fee, Gross Receipts shall be further modified as provided for in the Property Management Agreement. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

          "Highest Lawful Rate": shall mean the maximum rate  of
           -------------------
     interest which the Holder is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

          "Holder":   shall  mean at any  particular  time,  the
           ------
     Person which is then the holder of this Note.

          "Interest":   shall  mean Additional  Interest,  Basic
           --------
     Interest and Deferred Interest.

          "Loan":  shall mean the mortgage loan in the amount of
           ----
     $10,000,000.00 made by Payee to Maker and evidenced by the Note or up to such amount as may have been advanced by Payee to Maker from time to time.

          "Loan Year":  shall mean a year commencing on the date
           ---------
     of this Note, or an anniversary thereof, and ending 365 days
     (or 366 days in a leap year) thereafter.

          "Management  Fee":  shall mean the  fee  paid  to  the
           ---------------
     Project   Manager   pursuant  to  the  Property   Management
     Agreement  which  fee shall in no event exceed  six  percent
     (6.0%) of Gross Receipts.

          "Material  Adverse  Effect":  shall  mean  the  likely
           -------------------------
     inability or reasonably anticipated inability of Maker to pay the Loan and perform its other obligations in compliance with the terms of the Debt Papers.

          "Maturity Date":  shall mean the first to occur of the
           -------------
     Stated Maturity Date and the earlier date (if any) on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by the Holder hereof.

          "Mortgage":  shall mean collectively the Deeds of Trust
           --------
     (and Mortgages, and Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement securing the promissory note representing the Senior Loan, as the same may be amended, modified or restated from time to time and together with all replacements and substitutions therefor. The Mortgage is more fully identified in Section 14 below.

          "Net  Capital Proceeds":  shall have the meaning given
           ---------------------
     it in Section 2(h)(iv) below.
           ----------------

          "Net  Cash  Flow":  shall mean, for  any  period,  the
           ---------------
     amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period, Operating
     Expenses paid for and with respect to such period, and interest paid under and on account of the Senior Loan during such period; but Net Cash Flow for any period shall not be less than zero.

          "Net Cash Flow Before Debt Service":  shall mean,  for
           ---------------------------------
     any period, the amount by which the Gross Receipts for such period exceed the Operating Expenses for and with respect to such period.

          "Net Operating Income":  shall mean the "Gross Income"
           --------------------
     generated by the Project less Adjusted Operating Expenses, adjusted down by Senior Holder in its reasonable discretion to reflect a ninety-five (95%) percent occupancy on a per Mortgaged Property basis for of the Project.

          "Note": shall mean this Promissory Note as it  may  be
           ----
     amended, modified, extended or restated from time to time, together with all substitutions and replacements therefor.

          "Operating Expenses":  shall mean, for any period, all
           ------------------
     cash expenditures of Maker actually paid (and properly payable) during such period for (i) payments into escrow pursuant to the Debt Papers for real and personal property taxes; (ii) real and personal property taxes on the Project (except to the extent paid from escrowed funds); (iii) premiums for liability, property and other insurance on the Project; (iv) the Capital Expenditure Reserve Deposit; (v) the Management Fee; (vi) sales and rental taxes relating to the Project (except to the extent paid from the Tax and Insurance Escrow Account); and (vii) normal, reasonable and customary operating expenses of the Project. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker, payments to Affiliates not permitted under Section 7(c) below, any payments made on
                         ------------
     the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Holder, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Project in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

          "Pay Rate":  shall mean the annual interest rate of two
           --------
     percent (2.0%).

          "Pay  Rate  Interest":  shall mean for any period  the
           -------------------
     amount of Basic Interest payable for such period less the amount of Deferred Interest which accrued during such period.

          "Permitted Exceptions":  shall have the meaning  given
           --------------------
     it in the Mortgage.

          "Person":  shall mean any corporation, natural person,
           ------
     firm,    joint   venture,   general   partnership,   limited
     partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

          "Present  Value":  shall have the meaning  given  such
           --------------
     term in Section 4(c) below.

          "Project":    shall  mean  the   Real   Estate,   the
           -------
     Improvements and the Goods (as such terms are defined in the Mortgage), taken together collectively.

          "Project Manager":  shall have the meaning given it in
           ---------------
     Section 6(j) below.
     ------------

          "Property  Management  Agreement":   shall  have  the
           -------------------------------
     meaning given such term in Section 6(j) below.
                                ------------

          "Requirements of Law":  shall mean, as to any  Person,
           -------------------
     requirements as set out in the provisions of such Person's Certificate of Incorporation and Bylaws (in the case of a corporation) partnership agreement and certificate or statement of partnership (in the case of a partnership) or other organizational or governing documents, or as set out in any law, treaty, rule or regulation, or final and binding determination of an arbitrator, or determination of a court or other federal, state or local governmental agency, authority or subdivision applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, or in any private covenant, condition or restriction applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Sale":   shall  mean  any direct  or  indirect  sale,
           ----
     assignment, transfer, conveyance, lease (except for leases of terms not exceeding 1 year to tenants in the ordinary course of business complying with standards and in a form approved by Payee) or disposition of any kind whatsoever of the Project, or of any portion thereof or interest (whether legal, beneficial or otherwise) or 25% or more (in the aggregate of all such sales, transfers, assignments, etc., made at any time or from time to time, taken together) of all equity interests in Maker.

          "Security  Documents":  shall mean the  documents  and
           -------------------
     instruments  included  within the  definition  of  the  term
     "Security Documents" as provided in Section 14 below.
      ------------------                 ----------

          "Senior Debt Papers":  shall mean and include, at  any
           ------------------
     time, all promissory notes, mortgages and other documents and instruments which create, evidence or secure all or any part of the Senior Loan.

          "Senior  Holder":  shall mean at any particular  time,
           --------------
     the Person which is then the holder to the promissory note representing the Senior Loan.

          "Senior Lender" shall mean Nationwide Commercial Co. in
           -------------
     its capacity as the maker of the Senior Loan.

          "Senior  Loan":  shall mean that certain loan  in  the
           ------------
     amount of $50,000,000 made by the Senior Lender to the Maker.

          "Servicer":   shall mean the Person  employed  by  the
           --------
     Payee to manage and control the accounts subject to the Assignment and Pledge Agreement and the Collection Account
     Agreement.

          "Stated Maturity Date":  shall mean October 1, 2005 or
           --------------------
     on demand by Payee.

          "Tax  and Insurance Escrow Account":  shall  have  the
           ---------------------------------
     meaning given it in the Collection Account Agreement.

          "Triggering Event":  shall have the meaning given it in
           ----------------
     Section 2(h)(ii) below.
     ----------------

          "Trustee":  shall have the meaning given such term  in
           -------
     the Senior Debt Papers.

          "Yield  Maintenance Premium":  shall have the  meaning
           --------------------------
     given such term in Section 4(b) below.
                        ------------

Any term that is capitalized but not specifically defined in this Note, which is capitalized and defined in the Mortgage, shall have the same meaning for purposes hereof as the meaning assigned to it in the Mortgage.

     2. Interest.
        --------

          (a)    Basic Interest Rate Prior to Maturity.  Prior to the
                 -------------------------------------
     Maturity Date, interest ("Basic Interest") shall accrue on the
                               --------------
     principal balance of the Note outstanding from time to time at the Accrual Rate. Such interest shall be paid as follows: quarterly in arrears, on the next following Distribution Date as set forth in the Collection Account Agreement, commencing on the first Distribution Date after the date hereof. Maker shall pay to Holder an amount calculated by applying the Pay Rate to the principal balance outstanding hereunder; and, the remainder of the Basic Interest accrued hereunder at the Accrual Rate during such quarter through the last day of such quarter ("Deferred
                                                         --------
     Interest") shall be deferred, shall be payable as and at the time
     --------
     provided in Section 2(d) below, and commencing on the day payment
                 ------------
     of Basic Interest at the Pay Rate is due for such quarter, interest shall accrue on such Deferred Interest at the Accrual Rate (and any accrued interest thereon, shall be considered part of Deferred Interest).

          (b)    Post-Maturity Basic Interest.  From and after the Maturity
                 ----------------------------
     Date interest ("Basic Interest") shall accrue and be payable on
                     --------------
     the outstanding principal balance hereof until paid in full at an annual rate equal to fifteen percent (15%) and such Basic
     Interest shall be payable upon demand.

          (c)    Computations.  All computations of interest and fees
                 ------------
     payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

          (d)    Deferred Interest.  Deferred Interest shall be paid as
                 -----------------
     follows:

          (i)   On  each quarterly date for the payment  of
          Basic  Interest, Maker shall pay an amount (the "Catch-
                                                           ------
          Up  Payment") equal to the lesser of (i) the  aggregate
          -----------
          outstanding Deferred Interest on the last day of the quarter for which such payment is being made and (ii) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that quarter the sum of principal and interest paid on the Senior Loan for such period plus an additional amount equal to twice the Pay Rate Interest for such period;

          (ii) All unpaid Deferred Interest shall be paid on the Maturity Date; and

          (iii) No payment of Deferred Interest may, when added to all other payments of interest or payments construed as interest, shall exceed the Highest Lawful
          Rate.

          (e)    Cash Flow Contingent Interest.  In addition to Basic
                 -----------------------------
     Interest and Deferred Interest, on each date on which Basic Interest is payable hereunder, Maker shall pay to Holder interest ("Cash Flow Contingent Interest") in an amount equal to the
       -----------------------------
     amount (if any) by which ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that quarter the sum of principal and interest paid on the Senior Loan for such period plus an additional amount equal to twice the Pay

     Rate Interest for such period each calculated as of that date exceeds the Catch-Up Payment paid on that date by Maker to Holder. Additionally, at the time of the closing of the Tax and Insurance Escrow Account, the Capital Expenditure Reserve Account or any of the other accounts established pursuant to the Collection Account Agreement deposits into which are considered Operating Expenses, Cash Flow Contingent Interest shall be due to the Holder on the balances in those accounts except to the extent such balances are paid to the Senior Lender.

          (f)    Quarterly Statements; Adjustment of Payments. On the due
                 --------------------------------------------
     date for each payment of Basic Interest, Maker shall deliver to Holder a certified statement of operations of the Project for the calendar quarter or other period with respect to which such Basic Interest is due, showing in reasonable detail and in a format approved by Holder respective amounts of, and the method of calculating, the Gross Receipts, Gross Income, Operating Expenses, Net Cash Flow, Catch-Up Amount and Cash Flow Contingent Interest for the preceding calendar quarter, as well as (if requested by Holder) all data necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five years after the end of the calendar quarter to which they relate. Holder shall have the right to inspect, copy and audit such books of account and records during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any payments made on account of Cash Flow Contingent Interest. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

          (g)    Prorations of Cash Flow Contingent Interest. Cash Flow
                 -------------------------------------------
     Contingent Interest shall be equitably prorated on the basis of a 365-day year for any partial calendar quarter in which the term of the Loan commences or in which the Note is paid in full. If the payment of Cash Flow Contingent Interest due on the Maturity Date is made before the delivery to Holder of the quarterly statement for the then current calendar quarter, then Maker shall pay to Holder on Maturity Date an estimate of such amount. Maker shall subsequently deliver to Holder an operating statement as required by Section 2(f) for the quarter in which the Maturity
                 ------------
     Date occurred, and an appropriate adjustment of the estimated amount previously paid by Maker shall be made by the parties within ten (10) days after the operating statement for such final quarter is delivered to Holder.

          (h)    Capital Proceeds Contingent Interest.
                 ------------------------------------

                   (i)  Capital Proceeds Contingent Interest Defined.
                        --------------------------------------------
     Maker shall pay to Holder, in addition to Basic Interest and Cash Flow Contingent Interest, at the time or times and in the manner hereinafter described, an amount equal to ninety percent (90%) of the Net Capital Proceeds resulting from, or determined at the time of, any of the Triggering Events described below (collectively, "Capital Proceeds Contingent
                                      ---------------------------
     Interest").
     --------

                   (ii) Events Triggering Payment of  Net  Capital
                        ------------------------------------------
     Proceeds.  Capital Proceeds Contingent Interest shall be due
     --------
     and payable concurrently with the occurrence of each and every one of the following events (collectively "Triggering
                                                       ----------
     Events", and individually, a "Triggering Event"):
     ------                        ----------------

                        (A)  Project Sale or Financing.  The closing
                             -------------------------
     of any Sale or any encumbrance of the Project (any such event is hereinafter collectively referred to as a "Sale or
                                                         --------
     Financing");
     ---------
                        (B)  Default Occurrence.  The occurrence  of
                             ------------------
     any Event of Default which is not fully cured within the period of time, if any, expressly provided for cure herein, and the acceleration of the maturity of the Loan on account thereof (hereinafter collectively referred to as a "Default
                                                          -------
     Occurrence"); and
     ----------

                        (C)  Maturity Occurrence.  The occurrence of
                             -------------------
     the Maturity Date or the prepayment by Maker (if permitted hereunder) of all principal and accrued Basic Interest (including, without limitation, Deferred Interest) and Cash Flow Contingent Interest outstanding on the Loan (the "Maturity Occurrence").
      -------------------

                   (iii)   Notice  of  Triggering  Event:  Time  for
                           -----------------------------------------
     Payment  of  Capital  Proceeds Contingent  Interest.   Maker
     ---------------------------------------------------
     shall notify Holder of the occurrence of a Triggering Event, and shall pay Holder the full amount of any applicable Capital Proceeds Contingent Interest which is payable in connection therewith, as follows:

                        (A)  In the case of any Sale or Financing or
     the Maturity Occurrence, Maker shall give Holder written notice of any such Triggering Event not less than seventy five (75) days before the date such Triggering Event is to
     occur.   Any Capital Proceeds Contingent Interest due Holder
     on account of any Sale or Financing or the Maturity Occurrence shall be paid to Holder on the date such Triggering Event occurs.

                        (B)  In the case of a Default Occurrence, no
     notice  of  such a Triggering Event need be given by  Maker.
     In such event, payment of any and all Capital Proceeds Contingent Interest on account of the Default Occurrence shall be immediately due and payable upon acceleration of the maturity of the Loan.

                   (iv)   Determination  of  Net  Capital  Proceeds.
                          -----------------------------------------
     Prior to the occurrence of a Triggering Event (or, in the event of a Default Occurrence, within a reasonable time thereafter), the "Net Capital Proceeds" resulting from such
                       --------------------
     Triggering Event shall be determined as follows:

                        (A)   Net  Capital  Proceeds  From  Sale  or
                              --------------------------------------
     Financing.  Except as provided in Section 2(h)(iv)(B) below,
     ---------                         -------------------
     in  the event of a Sale or Financing, "Net Capital Proceeds"
                                            --------------------
     shall  be the amount which is equal to: (I) either  (x)  the
     Gross Capital Proceeds (as hereinafter defined) realized from the Project, or (y) the fair market value of the Project determined pursuant to Section 2(h)(v) below, if
                                     ----------------
     Holder in its discretion requires such a determination, minus (II) the sum of: (aa) reasonable brokerage commissions
     -----
     (excluding any payments to any Affiliate of Maker to the extent such payments exceed those which would have been due as commissions to a non-Affiliate broker rendering identical services), title insurance premiums, documentary transfer taxes, escrow fees and recording charges, appraisal fees, reasonable attorneys' fees and costs, and sales taxes (if any), in each case actually paid or payable by Maker in connection with the Sale or Financing, plus (bb) all payments of principal and Deferred Interest paid to Holder an account of this Note from the proceeds of such Sale or Financing, plus (cc) an amount equal to all payments of principal and interest on the Senior Loan made from the proceeds of such Sale or Financing, plus (dd) any amount paid as Yield Maintenance Premium as a result of such Sale
     or  Financing.   For purposes of this Section  2(h),  "Gross
                                           -------------    -----
     Capital  Proceeds" shall mean the gross proceeds of whatever
     -----------------
     form or nature payable directly or indirectly to or for the benefit or account of Maker in connection with such Sale or
     Financing,   including,   without  limitation:   cash;   the
     outstanding balance of any financing which will remain as a lien or encumbrance against the Project or any portion thereof following such Sale or Financing (but only in the case of a Sale, and not in the case of an encumbrance); and the cash equivalent of the fair market value of any non-cash consideration, including the present value of any promissory note received as part of the proceeds of such Sale or
     Financing   (valued  at  a  market  rate  of  interest,   as
     determined by an independent investment banker designated by Holder).

                        (B)  Net Capital Proceeds In Connection With
                             ---------------------------------------
     a Default or Maturity Occurrence.  In the event of a Default
     --------------------------------
     Occurrence or the Maturity Occurrence when no Sale or Financing has occurred, the "Net Capital Proceeds" shall
                                    ---------------------
     equal:  (I)  the fair market value of the Project determined as  of the date of such Triggering Event in accordance  with
     Section  2(h)(v)  below, minus (II)  the  sum  of  (aa)  the
     ----------------
     outstanding principal balance plus Deferred Interest on the Note plus (bb) the outstanding principal balance of, and accrued but unpaid interest on, the Senior Loan.

                   (v)  Determination of Fair Market Value.  The fair
                        ----------------------------------
     market value of the Project shall be determined for purposes of this Note as follows:

                        (A)  Partial Sale.  In the event of a Sale of
                             ------------
     a portion of the Project, Holder shall select an experienced and reputable appraiser to prepare a written appraisal report of the fair market value of the Project in accordance with clause (C) below, and the appraised fair market value submitted to Holder by such appraiser shall be conclusive for purposes of this Note.

                        (B)  Other  Occurrences.   In  all  other
                             ------------------
     circumstances the fair market value of the Project shall be deemed to equal the result of dividing the Net Cash Flow Before Debt Service for the immediately preceding fiscal year by ten percent (10%). However, if the Net Cash Flow

     Before Debt Service for the immediately preceding fiscal year has been lowered because of unusually high Operating Expenses during such fiscal year the fair market value of the Project may, at the option of the Maker be determined by dividing by ten percent (10%) the mean average of the Net Cash Flow Before Debt Service of the Project for the 3 immediately preceding fiscal years of the Project.

                         (C)  Appraisal Standards and Assumptions.  In
                              -----------------------------------
     making  any determination by appraisal of fair market value, the appraiser(s) shall assume that the improvements then located on the Project constitute the highest and best use of the property. If the Triggering Event is a Sale or Financing, the appraiser(s) shall take the sales price into
     account,   although   such  sales   price   shall   not   be
     determinative of fair market value. Each appraiser selected hereunder shall be an independent MAI-designated appraiser with not less than ten years' experience in commercial real estate appraisal in the general geographical area where the Project is located.

                   (vi)  Effect on Holder's Approval Rights.  Nothing
                         ----------------------------------
     contained  in this Section 2(h) shall be deemed or construed
                        ------------
     to waive, restrict, impair, or in any manner affect Holder's rights hereunder or under any provisions of the Debt Papers to consent (or withhold its consent) to: any prepayment of the Loan in whole or in part; sales or other transfers of all or any portion of the Project or any interest therein; sales or other transfers of any ownership interests in Maker; any refinancing of all or any portion of the Loan;
     any  junior  financing; or, any other matters which  require
     Holder's consent.

                   (vii)   Statement, Books and Records.  With  each
                           ----------------------------
     payment of Capital Proceeds Contingent Interest, Maker shall furnish to Holder a statement setting forth Maker's proposed calculation of Net Capital Proceeds and Capital Proceeds Contingent Interest and shall provide a detailed breakdown of all items necessary for such calculation. For a period of five years after each payment of Capital Proceeds Contingent Interest, Maker shall keep and maintain full and accurate books and records adequate to correctly reflect each such item. Said books and records shall be available for Holder's inspection, copying and audit during reasonable business hours following reasonable notice for the purpose of verifying the accuracy of the payments made on account of Capital Proceeds Contingent Interest. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

                   (viii)   Negative  Capital  Proceeds  Contingent
                            ---------------------------------------
     Interest.   Notwithstanding  any  other  provision  of  this
     --------
     Agreement, Holder shall not be responsible or liable in any respect to Maker or any other Person for any reduction in the fair market value of the Project or for any contingency, condition or occurrence that might result in a negative number for Capital Proceeds Contingent Interest. If at any time it is calculated, Capital Proceeds Contingent Interest shall be a negative amount, no Capital Proceeds Contingent

     Interest shall at that time be payable to Holder, but Holder shall in no way be liable for any such negative amount and there shall be no deduction or offset for such negative amount at any time when Capital Proceeds Contingent Interest shall be subsequently calculated.

                   (ix) No payment of Capital Proceeds Contingent Interest may, when added to all other payments of interest or payments construed as interest, shall exceed the Highest
     Lawful Rate.

     3.     Usury Savings Clause.  The provisions of this Section 3
            --------------------                          ---------
shall govern and control over any irreconcilably inconsistent provision contained in this Note or in any other document
evidencing  or securing the indebtedness evidenced  hereby.   The
Holder hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 3, the
                                                 ----------
word "interest" shall be deemed to include Basic Interest, Additional Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder shall, to
the   maximum   extent  permitted  under  applicable   law,   (i)
characterize  any  nonprincipal payment as an  expense,  fee,  or
premium   rather   than  as  interest,  (ii)  exclude   voluntary
prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Holder shall refund to Maker the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Holder shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

     4.     Payments.
            --------

          (a)    Interest and Principal.  Maker promises to pay to the
                 ----------------------
     Holder hereof Basic Interest, Deferred Interest and Additional Interest as, in the respective amounts, and at the respective times provided in Section 2 hereinabove. Maker also agrees that,
                       ---------
     on the Maturity Date, Maker will pay to the Holder the entire principal balance of this Note then outstanding, together with all Basic Interest (including without limitation, Deferred Interest), and Additional Interest accrued hereunder and not theretofore paid. Each payment of principal of, Basic Interest (including without limitation, Deferred Interest), and Additional Interest on, or any other amounts of any kind with respect to, this Note shall be made by the Maker to the Holder hereof at its office in Phoenix, Arizona (or at any other place which the Holder may hereafter designate for such purpose in a notice duly given to the Maker hereunder), not later than noon, Eastern Standard Time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Holder on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable at the applicable rate during such extension.

          (b)    Late Payment Charges.  If any amount of Interest,
                 --------------------
     principal or any other charge or amount which becomes due and payable under this Note is not paid and received by the Holder within five business days after the date it first becomes due and payable, Maker shall pay to the Holder hereof a late payment charge in an amount equal to five percent (5%) of the full amount of such late payment, whether such late payment is received prior to or after the expiration of the ten-day cure period set forth in Section 8(a). Maker recognizes that in the event any payment secured hereby (other than the principal payment due upon maturity of the Note, whether by acceleration or otherwise) is not made when due, Holder will incur extra expenses in handling the delinquent payment, the exact amount of which is impossible to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment would be a reasonable estimate of the expenses so incurred. Therefore, if any such payment is not received when due and payable, Maker shall without prejudicing or affecting any other rights or remedies of the trustee under those certain Junior Deeds of Trust (or Junior Mortgages, or Junior Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing of even date herewith or Holder pay to Holder to cover expenses incurred in handling the delinquent payment, an amount calculated at five percent (5%) of the amount of the delinquent payment.

          (c)    No Prepayment.  Maker shall have the right to prepay this
                 -------------
     Note at any time, but only subject to the requirements and conditions set forth below. If under any circumstances whatsoever (other than pursuant to Section 3 above) this Note is paid in whole or in part, whether voluntarily, following acceleration after the occurrence of an Event of Default, with the consent of Holder, by Holder's application of any condemnation or insurance proceeds to amounts due under the Note, by operation of law or otherwise, and whether or not such payment prior to the Stated Maturity Date results from the Holder's exercise of its rights to accelerate the indebtedness evidenced hereby, then Maker shall pay to the Holder the Yield Maintenance Premium (defined hereinbelow) in addition to paying the entire unpaid principal balance of this Note and all Interest which has accrued but is unpaid except with the written consent of the Holder.

           A Yield Maintenance Premium in an amount equal to the grater of (A) one percent (1.0%) of the principal amount being prepaid, and (B) the positive excess of (1) the present value ("PV") of all future installments of principal and interest due pursuant to Section 4(a) of this Note
                                     ------------
     absent any such prepayment including the principal amount due at the Stated Maturity Date (collectively, "All Future Payments"), discounted at an interest rate per annum equal to the sum of (a) the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such Yield Maintenance Premium is payable for instruments having a maturity coterminous with the remaining term of this Note, and (b) One Hundred Forty (140) basis points, over (2) the then outstanding principal balance hereof immediately before such prepayment [(PV of All Future Payments) (Principal balance at the time of prepayment) = Yield Maintenance Premium]. "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519). If there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to the maturity, calculated by averaging (and rounding upward to the nearest 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). In the event that any Yield Maintenance Premium is due hereunder, Holder shall deliver to Maker a statement setting forth the amount and determination of the Yield Maintenance Premium and, provided that Holder shall have in good faith applied the formula described above, Maker shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Holder on any day during the thirty (30) day period preceding the date of such prepayment. Holder shall not be obligated or required to have actually reinvested the prepaid principal balance at the Treasury Constant Maturity Yield Index or otherwise as a condition to receiving the Yield Maintenance Premium. No Yield Maintenance Premium or premium shall be due or payable in connection with any prepayment of the indebtedness evidenced by this Note made on or after any date after July 1, 2006. In addition to the aforesaid Yield Maintenance Premium if, upon any such prepayment (whether prior to or after any date that is after July 1, 2006, the aforesaid prior written notice has not been received by Holder, the Yield Maintenance Premium shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed in the outstanding principal balance of this Note, so prepaid and (ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the otherwise Stated Maturity Date of this Note.

          Without limiting the scope of the foregoing provisions, the provisions of this paragraph shall constitute, within the meaning of any applicable state statute, both a waiver of any right Maker may have to prepay the Note, in whole or in part, without premium or charge, upon acceleration of the maturity of the Note, or otherwise, and an agreement by Maker to pay the prepayment charge described in this Note, whether such prepayment is voluntary or upon or following any acceleration of this Note, or otherwise, and for such purpose Maker has separately initialled this provision in the space provided below, and Maker hereby declares that Holder's agreement to make the Loan to Maker at the interest rate and for the term set forth in the Note constitutes adequate consideration, of individual weight, for this waiver and agreement by Maker.

                   Maker's Initials: /S/ MVS
                                    ---------

     5.     Representations and Warranties of Maker.  Maker represents
            ---------------------------------------
and warrants to Payee, as of the date hereof, that:

          (a)    Due Authorization.  Maker is a corporation duly organized
                 -----------------
     under the laws of the state of its organization, with the authority to own the Project and enter into the Debt Papers and consummate the transactions contemplated thereby;

          (b)    No Violation.  Maker's execution, delivery and performance
                 ------------
     of its obligations under the Debt Papers do not and will not violate the articles of incorporation or by-laws of Maker and will not violate, conflict with or constitute a default under any agreement to which Maker is a party or by which the Project is bound or encumbered, or violate any Requirements of Law to which Maker or the Project is subject;

          (c)    Consents.  No consents, approvals, filings, or notices of,
                 --------
     with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of its obligations under the Debt Papers that have not been duly obtained, made or given, as the case may be;

          (d)    Enforceability.  The Debt Papers are valid, binding and
                 --------------
     enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

          (e)    Compliance with Laws.  Each Mortgaged Property is in
                 --------------------
     compliance  in  all  material respects with  all  applicable
     Requirements of Law;

          (f)    Zoning and Other Laws.  The Project and the use thereof as
                 ---------------------
     a self-storage facility, separate and apart from any other properties, constitutes a legal and conforming use under applicable zoning regulations and each such Project is in compliance in all material respects with all applicable
     Requirements of Law;

          (g)    Litigation.  No litigation, investigation or proceeding or
                 ----------
     notice thereof before any arbitrator or governmental authority, agency or subdivision is pending or, to Maker's best knowledge, threatened, against Maker or the Project;

          (h)    Utilities; Licenses.  All utilities required  by
                 -------------------
     Requirements of Law or by the normal and intended use of the Project are installed to the property line and connected by valid permits and the Maker possesses, or will possess as and when necessary, all patents, patent rights or licenses, trademarks, trade names, trade name right, service marks, copyrights, licenses, permits and consents (or rights thereto) which are required to conduct its business as it is now conducted or as it is presently proposed to be conducted, or which are required by any governmental entity or agency;

          (i)    Easements.  Maker has obtained and has encumbered in favor
                 ---------
     of Holder pursuant to the Mortgage all easements, appurtenances and rights of way necessary for access to and the normal uses of the Project; and

          (i)  Place of Business.  Maker is located at 715 South
               -----------------
     Country Club Drive, Mesa, AZ 85210, and that address is its only place of business or its chief executive office.

     6.     Affirmative Covenants.  Maker hereby covenants and agrees
            ---------------------
that, so long as any indebtedness under the Note remains unpaid, Maker shall:

          (a)    Use of Proceeds.  Use the proceeds of the Loan to repay
                 ---------------
     certain indebtedness presently outstanding against the Project and held by Payee.

          (b)    Financial Statements.  Deliver or cause to be delivered to
                 --------------------
     Holder, the Trustee and the Servicer:

                          (i)   As soon as available and  in  any
          event within 90 days after the end of each calendar year, annual financial reports on the Project showing all income and expenses certified to be accurate and complete by an officer of the Maker; and

                          (ii)   As soon as available and in  any
          event within 45 days after the end of each of the first three calendar quarters of each year, (1) a detailed comparative earnings statement for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and (2) financial reports on the Project showing all income and expenses, certified to be accurate and complete by an officer of the managing general partner of Maker (or, if Maker is a corporation, of Maker); and

                          (iii)    Promptly,   such   additional
          financial and other information (including, without limitation, information regarding the Project) as Holder, the Trustee or the Servicer may from time to time reasonably request.

          (c)    Inspection of Property; Books and Records; Discussions.
                 ------------------------------------------------------
     Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Holder, the Trustee, and the Servicer to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Holder, the Trustee or the Servicer and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. In addition, on the last day of each calendar month on which an Interest payment is due, Maker shall furnish to Holder a certified statement of operations of the Project for the calendar month in which such Interest payment is due, showing in reasonable detail and in a format approved by Holder the Gross Receipts, Operating Expenses, and Net Cash Flow, as well as (if required by Holder) all data necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five (5) years after the end of the relevant calendar month. Holder shall have the right to inspect, copy and audit such books of account and records at Holder's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

          (d)    Notices.  Give prompt written notice to Holder, the
                 -------
     Trustee and the Servicer of (a) any claims, proceedings or disputes (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Project which, if adversely determined, could reasonably be expected to have a Material Adverse Effect (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $15,000 not fully covered by insurance shall be deemed to be material, exclusive of deductibles in an amount not to exceed $1,000), or
     (b) any proposal by any public authority to acquire the Project or any portion thereof.

          (e)    Expenses.  Pay all reasonable out-of-pocket expenses
                 --------
     (including fees and disbursements of counsel, including special local counsel) of Holder, incident to any amendments, waivers and renewals relating to the Debt Papers and the protection of the rights of Holder under the Debt Papers whether by judicial proceedings or otherwise, including, without limitation, in
     connection   with   bankruptcy,   insolvency,   liquidation,
     reorganization, moratorium or other similar proceedings involving Maker or a "workout" of the Loan. The obligations of Maker under this Section 6(e) shall survive repayment of the Loan.
          ------------

          (f)    Debt Papers.  Comply with and observe all terms and
                 -----------
     conditions of the Debt Papers.

          (g)   INDEMNIFICATION.  INDEMNIFY  AND  HOLD  HARMLESS
                ---------------
     HOLDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS (THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL
                    -------------------
     DAMAGES AND LIABILITIES (COLLECTIVELY AND SEVERALLY, "LOSSES") ASSESSED AGAINST ANY OF THEM RESULTING FROM THE
      ------

     CLAIMS OF ANY PARTY RELATING TO OR ARISING OUT OF THE DEBT PAPERS OR THE TRANSACTIONS CONTEMPLATED THEREBY, EXCEPT FOR LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY, AND REIMBURSE EACH INDEMNIFIED PARTY FOR ANY EXPENSES (INCLUDING THE FEES AND DISBURSEMENTS OF LEGAL COUNSEL) REASONABLY INCURRED IN CONNECTION WITH THE INVESTIGATION OF, PREPARATION FOR OR DEFENSE OF ANY ACTUAL OR THREATENED CLAIM, ACTION OR PROCEEDING ARISING THEREFROM (INCLUDING ANY SUCH COSTS OF RESPONDING TO DISCOVERY REQUEST OR SUBPOENAS), REGARDLESS OF WHETHER HOLDER OR SUCH OTHER INDEMNIFIED PERSON IS A PARTY THERETO. WITHOUT DEROGATING THE PROVISIONS OF SECTION 20 BELOW, IT IS ACKNOWLEDGED AND
                        ----------------
     AGREED BY MAKER THAT THE INDEMNIFICATION RIGHTS OF THE INDEMNIFIED PARTIES HEREUNDER ARE IN ADDITION TO AND CUMULATIVE WITH ALL OTHER RIGHTS OF THE INDEMNIFIED PARTIES. WITH REFERENCE TO THE PROVISIONS SET FORTH ABOVE IN THIS
     SECTION  6(g)  FOR  PAYMENT  BY  MAKER  OF  ATTORNEYS'  FEES
     -------------
     INCURRED BY THE INDEMNIFIED PARTIES IN ANY ACTION OR CLAIM BROUGHT BY A THIRD PARTY, MAKER SHALL, IF IT ADMITS LIABILITY HEREUNDER TO ANY INDEMNIFIED PARTY, DILIGENTLY DEFEND SUCH INDEMNIFIED PARTY AND DILIGENTLY CONDUCT THE DEFENSE. IF HOLDER OR ANY OTHER SUCH INDEMNIFIED PARTY DESIRES TO ENGAGE SEPARATE COUNSEL, IT MAY DO SO AT ITS OWN EXPENSE; PROVIDED, HOWEVER, THAT SUCH LIMITATION ON THE OBLIGATION OF MAKER TO PAY THE FEES OF SEPARATE COUNSEL FOR SUCH INDEMNIFIED PARTY SHALL NOT APPLY IF SUCH INDEMNIFIED PARTY HAS RETAINED SAID SEPARATE COUNSEL BECAUSE OF A REASONABLE BELIEF THAT MAKER IS NOT DILIGENTLY DEFENDING IT AND/OR NOT DILIGENTLY CONDUCTING THE DEFENSE AND SO NOTIFIES MAKER. THE OBLIGATIONS OF MAKER UNDER THIS SECTION 6(g)
                                                    -------------
     SHALL SURVIVE REPAYMENT IN FULL OF THE INDEBTEDNESS EVIDENCED HEREBY. EXCEPT AS OTHERWISE PROVIDED, IT IS THE INTENT OF THIS SECTION 6(g) THAT THE MAKER SHALL INDEMNIFY
                      ------------
     AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM LOSSES OCCASIONED BY THE ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, NEGLIGENCE, OF THE INDEMNIFIED PARTIES.

                   MAKER'S INITIALS /S/ MVS
                                    -------

          (g)    Co-operation.  Execute and deliver to Holder any and all
                 ------------
     instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Holder to effectuate the provisions and purposes of the Debt Papers.

          (h)    Requirements of Law.  Comply at all times with all
                 -------------------
     Requirements of Law.

          (i)    Management Agreement.  Cause or permit the Project to be
                 --------------------
     initially managed by a subsidiary of U-Haul International, Inc.
     and to be at all times managed by a nationally recognized self-storage property management company (the "Project Manager")
                                                ---------------
     approved by the Holder, which Project Manager shall be employed pursuant to an agreement (the "Property Management Agreement")
                                    -----------------------------
     approved by the Holder. In no event shall the fees paid (or required to be paid) to the Project Manager exceed six percent
     (6%) of Gross Receipts for any time period. The Maker agrees, upon request of the Holder, to exercise its right to terminate any Project Manager upon the occurrence and continuance of (i) an Event of Default, (ii) a Sale of U-Haul International, Inc. or such Project Manager, (iii) a breach by such Project Manager of its respective Property Management Agreement, or (iv) the Net
     Cash Flow prior to subtracting Interest shall fall twenty percent (20%) or more for one complete Loan Year.

     7.     Negative Covenants.  Maker hereby agrees that, as long as
            ------------------
any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

          (a)    Indebtedness.  Create, incur or assume any Indebtedness
                 ------------
     except for: (i) the Loan; (ii) the Senior Loan; (iii) the obligations of Maker under the Property Management Agreement;
     (iv) for non-delinquent taxes; and (v) unsecured debt incurred in the ordinary course of business.

          (b)    Consolidation and Merger.  Liquidate or dissolve or enter
                 ------------------------
     into any consolidation, merger, partnership, joint venture, syndicate or other combination (except for a merger or consolidation for the purpose of, and having the effect of changing Maker's jurisdiction of organization).

          (c)    Transactions with Affiliates.  Purchase, acquire or lease
                 ----------------------------
     any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar agreement with, any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate on terms which are unreasonably burdensome or unfair, except (i) transactions relating to the sharing of overhead expenses, including, without limitation, managerial, payroll and accounting and legal expenses, for which charges assessed against Maker are not greater than would be incurred by Maker in similar transactions with non-Affiliates, or
     (ii) fair and reasonable transactions between Maker and U-Haul International, Inc. and its related companies.

          (d)    Sale of Interests in the Project or in the Maker.  Without
                 ------------------------------------------------
     obtaining the prior written consent of Holder (which Holder may withhold or condition in its sole and absolute discretion), cause, permit or acquiesce in any Sale or Financing.

          (e)    Distributions.  Notwithstanding anything to the contrary
                 -------------
     contained in this Note or the Debt Papers, Maker shall not make any distributions to any of its partners, except for distributions of amounts not in excess of (i) the Catch-Up Amount for any quarter, (ii) any Net Cash Flow for any quarter remaining after the payment to Holder of all Interest and the Catch-Up
     Amount payable for and with respect to such quarter, and (iii) upon the Sale or Financing any Net Sale or Financing proceeds remaining after payment to Holder of the amounts to which Holder is entitled hereunder in connection therewith.

          (f)    Business.  Engage, directly or indirectly, in any business
                 --------
     other than that arising out of the issuance of this Note, entering into the Debt Papers, taking the actions required to be performed under the Debt Papers and operating the Mortgaged
     Properties.

          (g)    No Bankruptcy Filing.  To the extent permitted by law,
                 --------------------
     without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

          (h)    No Joint Venture.  Engage in a joint venture or become a
                 ----------------
     partner with any other Person.

     8.     Event of Default; Remedies.  Any one of the following
            --------------------------
occurrences shall constitute an Event of Default under this Note:

          (a) The failure by the undersigned to make any payment of principal, Interest or Yield Maintenance Premium upon this Note as and when the same becomes due and payable in accordance with the provisions hereof, and the continuation of such failure for a period of ten (10) days after notice thereof to the Maker;

          (b) The failure by the Maker to deposit in any account established and maintained pursuant to the Collection Account Agreement any amount required to be deposited in such account within 2 days of when required pursuant to the terms of the Collection Account Agreement;

          (c) Any representation, warranty or certification made by Maker under any Debt Paper or in any report, certificate or financial statement delivered to the Holder under or in connection with any Debt Paper is materially inaccurate or incomplete as of the date made; provided, however, that such
     inaccurate   or  incomplete  representation,   warranty   or
     certification is material and cannot be cured without material prejudice to the Holder within 30 days written notice thereof to the Maker;

          (d) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note other than as described in any of the other clauses of this Section 8, and the continuation of such default for a period of 30 days after written notice thereof to the Maker;

          (e) The occurrence of any Default under the Mortgage, under the Assignment and Pledge Agreement, under the Security Agreement and Assignment (Management Agreement), or under any of the other Debt Papers;

          (f) (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
     (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which
     (A) results in the entry of any order for relief or any such adjudication or appointment, or (B) remains undismissed undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied, or bonded to Holder's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i) , (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent;

          (g) One or more judgments or decrees in an aggregate amount exceeding $1,000,000.00 shall be entered against Maker and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied, or bonded to Holder's satisfaction pending appeal within 60 days from the first entry thereof; or

          (h) The occurrence of a Event of Default under the Promissory Note evidencing the Senior Loan.

Upon the occurrence of any Event of Default hereunder: the entire unpaid principal balance of, and any unpaid Basic Interest and Additional Interest then accrued on, this Note together with the Yield Maintenance Premium, if any, and other charges payable pursuant to the Debt Papers shall, at the option of the Holder hereof and without demand or notice of any kind to the undersigned or any other person, immediately become and be due and payable in full (except that such acceleration shall occur automatically upon the occurrence of any Event of Default described in the preceding clause (e) of this Section 8, without further action or decision by Holder) ; and the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in the Mortgage and any of the other Security Documents.

     9.     Offset.  In addition to (and not in limitation of) any
            ------
rights of offset that the Holder hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Holder hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Holder hereof.

     10.    Allocation of Balances or of Payments.  At any and all
            -------------------------------------
times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Holder hereof may be allocated by the Holder to principal, Interest or other charges or amounts
as   the  Holder  may  determine  in  its  sole,  exclusive   and
unreviewable discretion (and without notice to or the consent of any person).

     11.    Captions.  Any headings or captions in this Note are
            --------
inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

     12.    Waiver.
            ------

          (a) Maker, for itself and for its successors, transferees and assigns and all guarantors and endorsers, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note or
                                       ---------
     in the Security Documents) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Holder hereof without in any way affecting or diminishing their liability hereunder.

          (b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

          (c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of the Holder hereof promptly after the occurrence of any Event of Default hereunder to exercise its right to declare the indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

     13.    Payment of Costs.  The undersigned hereby expressly agrees
            ----------------
that upon the occurrence of any Event of Default under this Note, the undersigned will pay to the Holder hereof, on demand, all costs of collection or enforcement of every kind, including (but not limited to) all attorneys' fees, court costs, and other costs and expenses of every kind incurred by the Holder hereof, on demand, all costs of collection or enforcement of every kind, including (but not limited to) all attorneys' fees, court costs, and other costs and expenses of every kind incurred by the Holder hereof in connection with the protection or realization of any or all of the security for this Note, whether or not any lawsuit is ever filed with respect thereto.

     14.    The Debt Papers.  This Note is unsecured.  The Senior Loan
            ---------------
is  secured  by,  inter alia, (i) certain  Deeds  of  Trust  (and
                  ----------
Mortgages, and Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement, made and granted by Maker to or for the benefit of Senior Holder, which creates a lien on real estate in the Project and which also creates a security interest in personal property located thereat or utilized in connection therewith; (ii) the Assignment and Pledge Agreement; and (iii) the Collection Account Agreement (such documents together with each and every additional document or instrument which may at any time be delivered to the Senior Holder thereof as security for this Note, as any of the same may at any time or from time to time be amended, modified or restated, and together with all substitutions and replacements therefor, are sometimes referred to collectively herein as the "Security Documents"). Reference should be made to the Mortgage
 ------------------
and the other Security Documents for a statement of certain circumstances under which this Note may be accelerated and for a description of the property encumbered thereby and the nature and
extent   of  the  security  thereof.   This  Note,  the  Security
Documents and all other documents executed in connection with the
Note  and  the  Security  Documents  are  sometimes  referred  to
collectively  herein  as  the  "Debt  Papers".   This  Note,  the
                                ------------
Mortgage,  and  the  other  Debt  Papers  (if  any)  are   hereby
incorporated by reference into this Note in their entirety, as though the complete text of each of them were set out in full here in the body of this Note.

     15.    Notices.  All notices, demands and other communications
            -------
hereunder to either party shall be made in writing and shall be deemed to have been given when actually received or, if mailed, on the first to occur of actual receipt or the third business day after the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

     If to the Maker: Four SAC Self-Storage Corporation
                 a Nevada corporation
                 715 South Country Club Drive
                 Mesa, AZ 85210

     If to the Holder:   Nationwide Commercial Co.
                 c/o Amerco
                 2721 North Central Avenue
                 Phoenix, Arizona 85004
                 Attention:  Donald Murney or
                             Treasurer

     with a copy to:  Nationwide Commercial Co.
                 c/o Amerco
                    2721 North Central Avenue
                    Phoenix, Arizona 85004
                    Attention:  Gary V. Klinefelter or
                                General Counsel

or to either party at such other address in the 48 contiguous continental United States of America as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

     16.    Time of the Essence.  Time is hereby declared to be of the
            -------------------
essence of this Note and of every part hereof.

     17.    Governing Law.  This Note shall be governed  by  and
            -------------
construed in accordance with the internal laws of the State of Arizona.

     18.    Jurisdiction.  In any controversy, dispute or question
            ------------
arising hereunder or under the other Debt Papers, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon the Holder's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

     19.    HOLDER NOT PARTNER OF MAKER.  UNDER NO CIRCUMSTANCES
            ---------------------------
WHATSOEVER SHALL THE HOLDER OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR WITH ANY OTHER PERSON. MAKER SHALL NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE HOLDER HEREOF ARE PARTNERS OR CO-VENTURERS. ANY AND ALL ACTIONS BY THE HOLDER HEREOF IN EXERCISING ANY RIGHTS, REMEDIES OR PRIVILEGES HEREOF OR IN ENFORCING THIS NOTE OR THE OTHER DEBT PAPERS WILL BE EXERCISED BY THE HOLDER SOLELY IN FURTHERANCE OF ITS ROLE AS A SECURED LENDER.

     20.    Limitation of Personal Liability.  Except for fraud or
            --------------------------------
knowing  misrepresentations, neither Maker  nor  any  partner  in

Maker shall be liable personally to pay this Note or the indebtedness evidenced hereby, and the Holder shall not seek any personal or deficiency judgment on this Note except for fraud or knowing misrepresentations, and the sole remedy of the Holder hereunder or under any of the other Debt Papers shall (except for fraud, misappropriation of funds or knowing misrepresentations) be under the Security Documents for enforcement thereof or shall otherwise be against the Collateral (defined for purposes hereof as defined in the Mortgage) and any other property at any time securing any or all of the Liabilities (defined for purposes hereof as defined in the Mortgage); provided, however, that the foregoing shall not in any way diminish or affect (i) any rights the Holder may have (as a secured party or otherwise) to, against or with respect to the Collateral or any other property at any time securing any of the liabilities, (ii) any rights of the Holder against the Maker with respect to any fraud, misappropriation of funds or knowing misrepresentation, or (iii) any rights of the Holder under or with respect to any guaranty at any time furnished to the Holder relating to or concerning any of the Liabilities.

     21.    JURY TRIAL.  THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT
            ----------
TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY DEBT PAPERS TO WHICH IT
IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY DEBT PAPERS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     22.    Entire Agreement.  This Note and the other  Security
            ----------------
Documents constitute the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note or the Security Documents.

   IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.


          FOUR SAC SELF-STORAGE CORPORATION
          a Nevada corporation

          /S/ MARK V. SHOEN
          ------------------------
          Mark V. Shoen, President